                                                                    EXHIBIT 13.2

                                  CERTIFICATION
                                       of
                            Periodic Financial Report
      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
                                  Section 1350



I, Lucie Brun, Executive Vice President and Chief Administrative Officer of Campbell Resources Inc., hereby certify that the Annual Report on Form 20-F for the Fiscal Year ended December 31, 2004 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of Campbell Resources Inc.


Date: March 30, 2005.


                           By: /s/ Lucie Brun
                               -----------------------------------------------
                               Lucie Brun
                               Executive Vice President and Chief
                               Administrative Officer (Principal Financial and Principal Accounting Officer)




This certification is made solely for the purposes of 18 U.S.C. Section 1350, subject to the knowledge standard set forth therein, and not for any other purpose. It is not being filed as part of the Annual Report or as a separate disclosure document.